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JP Morgan Healthcare Conference

Joseph M. DeVivo, President and CEO

January 13, 2016

ADVANCING CARE. REDUCING COMPLICATIONS. MINIMIZING COSTS.

Forward-Looking Statements

Notice Regarding Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics' expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as "expects," "reaffirms," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "optimistic," or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics' technology or assertions that AngioDynamics' technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics' SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2015 and its quarterly report on Form 10-Q for the fiscal period ended August 31, 2015. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

EmboMedics microsphere products have not been reviewed by the U.S. Food and Drug Administration or any other international regulatory body at this time; as such they are currently not available for sale by AngioDynamics.

Notice Regarding Non-GAAP Financial Measures

Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics' business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported net sales excluding a supply agreement; adjusted sales growth; EBITDA (income before interest, taxes, depreciation and amortization); adjusted EBITDA; adjusted gross profit; adjusted net income and adjusted earnings per share. Additionally, this press release evaluates results on a constant currency basis. As a non-GAAP measure, constant currency excludes the impact of foreign currency exchange rate fluctuations. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics' performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics' underlying business. Management encourages investors to review AngioDynamics' financial results prepared in accordance with GAAP to understand AngioDynamics' performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics' financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Profile of AngioDynamics

Global, leading provider of innovative, image-guided, minimally invasive solutions.

Founded: 1998
IPO: May 2004
ANGO (NASDAQ)

Employee Base:
1,300 employees
7 operating locations

Franchises:
Peripheral Vascular
Vascular Access
Oncology/Surgery

Global Footprint:
210+ global sales team in U.S., Australia, Canada, France, Germany, Netherlands and U.K.
Present in 50+ markets through 110+ distributors



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IR Heritage Drives Future Growth

In 1990, AngioDynamics began manufacturing diagnostic catheters to serve the emerging practice of the interventional radiologist. Every development since then has resulted from the company's commitment to serving interventional radiologists and their ability to offer minimally invasive, innovative treatment options to patients worldwide.

AngioDynamics will continue to leverage that legacy to enable future growth.

Peripheral Vascular
Vascular Access
Oncology/Surgery

Venous Disease
Thrombus Management
Fluid Management
Vascular Access
Oncology
Surgical Ablation

Vascular Surgeon
Interventional Cardiologist
Nurses
Surgical Oncologist

Interventional Radiologist

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Our Strategic Foundation

Improve patient outcomes while lowering overall costs within the healthcare system and maximizing shareholder value

1	2	3
Invest in growth drivers	Focus on R&D to position for future growth opportunities	Transform through operational excellence

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Economic and Quality Measures

Disease Burden	• Global prevalence • Severe disability • High mortality • Growing incidence • Complex management • Substantial healthcare costs
Unmet Need	• Absence of therapy • Limitations in efficacy • High complication risk • Difficulty with device use • Patient satisfaction • Care gaps
Clinical Value	• Innovative products • Substantially effective • Improves HRQoL • Improves ease of use • Long-term safety • Extensive evidence base
Economic Value	• Price reflects value • Low long-term budget impact • Cost savings • Cost-effective vs. alternatives • Hospital resource reductions • Economic data across regions



1 IMPROVING PATIENT OUTCOMES BY INVESTING IN GROWTH DRIVERS

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Peripheral Vascular Overview

Thrombus Management



Venous Insufficiency



Fluid Management



Drainage



Angiographic Catheters



FY2015 Revenue: $193 million

Clinical Unmet Need: VTE

VENOUS THROMBOEMBOLISM (VTE) INCIDENCE

Overall ~1 Million VTE Events per year in U.S.
Overall 300,000 VTE Deaths per year in U.S. – #3 cause



1,000,000
800,000
600,000
400,000
200,000
0
Cases Per Year
DVT
PE
TOTAL VTE

	DVT	PE	TOTAL VTE
FATAL	2,000	294,000	296,000
NON-FATAL	376,000	237,000	613,000



Heart 595,000
Cancer 574,000
VTE 296,000
COPD 138,000
Stroke 129,000

Additional: Annual Incidence

Catheter/Lead RA	**200,000**
RA Mass	**47,000**
IVCF Thrombosis	**14,000**
TV Endocarditis	**2,500**

Current Treatment Options

- **Surgical Embolectomy**
- **Mechanical / PharmacoMechanical**
- **Oral Anticoagulation**
- **Systemic and Catheter Directed Thrombolysis**

Sources:
Heit JA, et al. *Blood*. 2005;106:267A.
Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012.

The Thrombus Management Solution

A COMPREHENSIVE SOLUTION FOR VENOUS THROMBOEMBOLISM

ANGIOVAC

Designed for the removal of soft, fresh thrombi or emboli, AngioVac venous drainage system includes the Venous Drainage Cannula and the Extracorporeal Circuit


Saline Bag
Filter

UNI*FUSE INFUSION CATHETER

Comprehensive line of catheter directed thrombolysis products offering increased flexibility for a wide array of clinical applications



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Vascular Access Overview

PICC Lines



Ports



Dialysis



FY2015 Revenue: $108 million

Clinical Need: Addressable PICC Complications



$450M —— 6x ⟶ $2.65B
2.7M PICCs Placed Annually
$1.5B*
$107M
$1.07B
PICC Line Market
Cost to Treat Complications Associated with PICC Lines

	AVG. RATE	AVG. TREATMENT COST
	Upper Extremity – Deep Vein Thrombosis: 2.0-7.8%[4]	$15,973[1]
	Occlusions 25%[2]**	$123.77
	Catheter-Related Bloodstream Infections: 0.4-0.8 per 1,000 catheter days[4] OR 2.4%[5]	$16,550[3]

TREATING THE COMPLICATIONS CAUSED BY PICCs IS 6X GREATER THAN THE TOTAL ACQUISITION COST OF THE DEVICE

* DVT cost was calculated on a mean DVT rate of 3.5%
** Assumption is single-dose efficacy

1. Evans S. et al. *Chest* (2013);143(3)
2. Deitcher SR, Fesen MR, Kiproff PM, et al. *J Clin Oncol*. 2002;20(1):317-324
3. Centers for Disease Control and Prevention (CDC). *MMWR Morb Martal Wkly Rep*. 2011;60(8):243-248
4. Chopra V et al. *The American Journal of Medicine*. 2012; 125(8)
5. Maki, D. et al. *Mayo Clinic Proceedings*. 2006;81(9)

The BIOFLO Solution

A REVOLUTIONARY PICC TECHNOLOGY

NO HEPARIN

Minimizes complications associated w/ heparin

NO ANTIBIOTICS

Reduces risks associated w/ bacterial resistance

NOT A COATING

*Present throughout **entire** catheter*

NOT ELUTING

***Present for life** of device*

UNLIKE OTHER TECHNOLOGIES THAT ARE SUPERFICIAL AND/OR TRANSIENT, THE BIOFLO MATERIAL IS DESIGNED TO BE PRESENT THROUGHOUT THE CATHETER AND PERMANENT


Coatings
(On the surface)
Coating (Blue)
Catheter Wall
Impregnated
(In the pores)
Impregnated Agent (Gold)
Catheter Wall
BioFlo Technology
(Throughout catheter material)
Catheter Wall

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Performance in Clinical Evaluations

FACILITY NAME	NUMBER OF PICCs PLACED	DVT REDUCTION
Academic Medical Center	1,251	85%
Community Hospital	533	25%
Community Hospital	1,212	36%
Hospital Group	252	79%
International Hospital	60	46%
Health System	3,891	32%
Academic Medical Center	52	55%
TOTAL	**7,251**	**51%**

FACILITY NAME	NUMBER OF PICCs PLACED	TPA REDUCTION
Children's Hospital	272	42%
Children's Hospital	477	62%
Community Hospital	533	75%
Community Hospital	1,212	62%
Hospital Group	252	73%
TOTAL	**2,746**	**63%**

MORE THAN 8,000 BIOFLO PICCs HAVE BEEN EVALUATED

AVG REDUCTION

51% DVTs
63% tPA

Data on file
Data was obtained during hospital product evaluations; several of these sites are working toward publications
Based on data collected at individual institutions; results may not be indicative of clinical experiences at other institutions

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Opportunity: BioFlo for Contracted Business

The Market

5,686
Registered Acute Care Hospitals

5,441
Acute Care Hospitals Purchasing PICCs


90%

4,872
Hospitals Purchasing PICCs under a GPO Agreement

AngioDynamics

~30%
of ANGO Sales are Contracted



GPO Contract History

# of Hospitals that ANGO can officially sell PICCs through a GPO Contract


0
3,972

2012	2013	2014	2015
FDA Approves BioFlo PICCs 8/1/2012	**Premier** Awards ANGO PICC Contract 7/1/2013	**Novation** Awards ANGO New Technology Award for BioFlo PICCs 8/1/2014	**HealthTrust** Awards ANGO PICC Contract 1/1/2015
BioFlo	PREMIER	Novation	HEALTHTRUST

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Opportunity: BioFlo Midline

NEW BIOFLO MARKET OPPORTUNITIES

Midline product is drawing not only from the current PICC market, but also from the peripheral IV market

CLINICAL ADVANTAGES

1. *Ease of insertion for the clinician compared to other competitive devices*
2. *Consistently, effectively draws blood over duration of the treatment*
3. *Treat patients for the entire length of therapy*


MID
MIDLINE
MIDLINE
MID

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Opportunity: Tip Location Services

Tip location, coupled with our innovative BioFlo Technology, will improve our competitive position in the PICC market



- ☑ **March 6, 2014:** Acquired regulatory control over Celerity platform and rights to next generation technology
- ☑ **Mid-summer 2014:** U.S. Clearance
- ☑ **Winter 2014/15:** U.S. No X-ray Clearance
- ☑ **Fall 2015:** EU No X-ray Clearance
- ☐ **Spring 2016:** Navigation
- ☐ **Fall 2017:** FireFly

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Oncology / Surgery Overview

Non-Thermal Ablation	Microwave Ablation	Radiofrequency Ablation	Surgical Resection
		 	 

FY2015 Revenue: $52 million

Global Cancer Incidence

GLOBAL STATISTICS

Cancer is the leading cause of death worldwide[1]

14 million new cases of cancer each year[1]

8.2 million cancer-related deaths in 2012[1]
and has not changed in over 50 years[2]

TREATMENT OPTIONS

Surgical Ablation

Radiotherapy

chemotherapy

Palliative Treatment



Esophageal
400,000
Lung
1,590,000
Breast
521,000
Colorectal
694,000
Stomach
723,000
Liver
745,000

Most Common Causes of Cancer Death[1]

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1. http://www.who.int/mediacentre/factsheets/fs297/en/

AngioDynamics Leadership in Surgical Ablation

AngioDynamics offers a full complement of tissue ablation products that provide clinicians maximum choice in treating patients.

THERMAL		NON-THERMAL
StarBurst RFA Electrodes	acculis Microwave Tissue Ablation System	NanoKnife
Radiofrequency	**Microwave**	**IRE**







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The NanoKnife Solution

A REVOLUTIONARY SURGICAL TECHNOLOGY

A new treatment modality for locally advanced pancreatic and hepatic tumors

NOVEL TECHNOLOGY FOR THE ABLATION OF SOFT TISSUE

- Series of short, low energy direct current electrical pulses
- Does not rely on heat to ablate tissue
- Creates defects (pores) in cell membranes
- Cell death occurs by apoptosis
- This immune mediated cell death allows cellular clearance of debris and creates minimal tissue distortion



In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. In the United States, the NanoKnife System has not received clearance for the therapy or treatment of any specific disease or condition.

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Building Clinical Evidence for NanoKnife


Irreversible Electroporation: First Patient Experience
EXPERIMENTAL
CLINICAL INVESTIGATION
INTERVENTIONAL ONCOLOGY
Local Control of Perivascular Malignant Liver Lesions Using
Irreversible Electroporation in Medicine
Boris Rubinsky, Ph.D.
ANNALS OF SURGERY
A Monthly Review of Surgical Science and Practice Since 1885

Mounting Clinical Data

More than 150 peer reviewed articles published


Other
2
Brain
13
Lung
7
Prostate
23
Liver
86
Pancreas
48

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Opportunity: Asia-Pacific

China
Annual Cancer
Mortality:
9.8 million[1]



Japan
Annual Cancer
Mortality:
1.9 million[2]

NanoKnife under review:
Taiwan
Thailand
Singapore
Malaysia

1. http://www.who.int/cancer/country-profiles/chn_en.pdf?ua=1
2. http://www.who.int/cancer/country-profiles/jpn_en.pdf?ua=1

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2 INVESTING IN THE NEXT GENERATION OF GROWTH

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Strong Product Development Pipeline*

Segment	Product	Timeline
PV	Inflation Device	FY16
PV	Drainage Line Extension	FY16
PV	AngioVac Line Extension	FY16
PV	Non-Vascular Introducer	FY16
PV	Pain-Free Laser Procedure	FY17
PV	New Thrombus Management Product	FY17
PV	Fluid Management Line Extension	FY17
VA	Celerity Navigation	FY16
VA	BioFlo Port Line Extension	FY16
VA	BioFlo PICC Line Extension	FY16
VA	FireFly Tip Location	FY18
VA	Next Generation BioFlo Port	FY18
VA	Next Generation BioFlo PICC	FY18
O/S	Next Generation Microwave Ablation	FY17
O/S	NanoKnife Single Insertion Device	FY17
O/S	Next Generation NanoKnife System	FY18

*Timelines are estimated and subject to change



3 TRANSFORM THROUGH OPERATIONAL EXCELLENCE

Operational Improvements Plan and Impact

Phase 1 – *COMPLETE*

- ✓ Implement near-term product family consolidation/elimination opportunities
- ✓ Target indirect procurement supplier consolidation and processes
- ✓ Compress Queensbury shift structure through deployment of Operational Excellence and Capex
- ✓ Re-align manufacturing organizational leadership

Phase 2 – *EXECUTING*

Site consolidation:

- ✓ Queensbury repurposed as Distribution Center for NY region
- ☐ Products moved from Queensbury to Glens Falls

- ☐ Comprehensive product family consolidation
- ☐ Direct procurement consolidation

Phase 3 – *PLANNING*

- ☐ Global distribution strategy
- ☐ Assess global manufacturing footprint
- ☐ Selective off shoring – e.g., Costa Rica, Malaysia, Singapore

In Process

Operational Excellence Net Savings Per Year ($M)


$2.2
$3.8
$4.1
$4.6
$4.7
2014A
2015A
2016E
2017E
2018E

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Q2 Summary Financial Performance

$ in millions, except per share	Q2 FY2016	Q2 FY2015	% Change	% Change FX Adjusted
Net sales	$89.2	$92.1	-3%	-1%[(b)]
GAAP Earnings per share (EPS)	$(0.01)	$0.04	-127%	-108%
Adjusted EPS[(a)]	$0.14	$0.17	-19%	-15%
Free Cash Flow	$9.2	$(4.6)	-	-


FDA lifts final warning letters for AngioDynamics
DECEMBER 3, 2015 BY BRAD PERRIELLO
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Funding pact includes pause for medical device tax
DECEMBER 16, 2015 BY BRAD PERRIELLO — LEAVE A COMMENT
The $1.6 trillion deal struck last night on
Obamacare's medical device tax.
+MASS DEVICE

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Summary Financial Performance

$ in millions, except per share amounts	Three months ended Nov 30, 2015 Sales	Three months ended Nov 30, 2015 YoY Growth	Six months ended Nov 30, 2015 Sales	Six months ended Nov 30, 2015 YoY Growth
WW	$89.2	-3%	$172.9	-4%
WW[(a)]	$90.2	-2%	$174.9	-3%
PV	$51.1	3%	$98.2	1%
VA	$25.0	-11%	$49.7	-9%
O/S	$12.4	-9%	$23.7	-9%
US[(b)]	$71.4	-2%	$140.4	-1%
Int'l	$17.8	-6%	$32.5	-12%
Int'l[(a)]	$18.8	-1%	$34.4	-6%
	Q2 2016	YoY Growth		
Adjusted EBITDA[(c)]	$13.4	-16%		
Adjusted EPS[(c)]	$0.14	-19%		
Adjusted EPS[(a)(c)]	$0.15	-15%		

(a) Constant-currency basis
(b) Excludes impact of our supply agreement.
(c) Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.

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Balance Sheet and Cash Flow

$ in millions	Nov 30, 2015	May 31, 2015
Cash & investments	$20.6	$20.1
Net working capital	$91.5	$90.3
Total assets	$760.4	$773.6
Total debt	$133.9	$137.7
Total stockholder's equity	$547.6	$545.0

$ in millions, except per share amounts	3 months ended Nov 30, 2015	3 months ended Nov 30, 2014
Cash Flow from operations	$9.6	$(2.1)
Free Cash Flow	$9.2	$(4.6)

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Adjusted Income Statement[(a)]

$ in millions, except per share amounts	Three months ended Nov 30, 2015	Three months ended Nov 30, 2014	Six months ended Nov 30, 2015	Six months ended Nov 30, 2014
Sales	$89.2	$92.1	$172.9	$179.5
Gross margins	51.4%	51.7%	51.5%	52.1%
Operating expenses	$35.8	$36.1	$71.0	$71.2
Operating income	$10.0	$11.6	$18.0	$22.3
Operating margin	11%	13%	10%	12%
Net Income (loss)	$5.1	$6.2	$9.1	$11.9
EPS	$0.14	$0.17	$0.25	$0.33
EBITDA	$13.4	$15.9	$25.3	$30.4

(a) Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.

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AngioDynamics Transformation

Investor Profile

- Major acquisitions – Navilyst (2012), Vortex Medical (2012), Microsulis (2013)
- Disruptive technology in PV, VA, and O/S markets with strong product pipeline
- Significant international opportunity
- Operational Excellence Program in place to drive margin expansion
- Emerging GPO presence

Fiscal Guidance*

$ in millions, except per share amounts	Q3	Full-Year
Sales[c]	$84-$87	$353-$359
Adjusted EPS[d]	$0.10-$0.14	$0.59-$0.63

Net Sales

	FY11	FY12	FY13	FY14	FY15
Net Sales	$216M	$222M	$342M	$354M	$357M
Reported Growth	0%	3%	54%	4%	1%
Pro Forma	0%	3%	-1%[a]	4%	1%
Adjusted Growth	-	-	-	5%[b]	2%[b][c]

(a) On a pro forma basis, prior year sales for AngioDynamics and Navilyst Medical were $344.6 million
(b) Excludes impact of our supply agreement
(c) Constant-currency basis

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